Exhibit 10(c)


                    DEED OF TRUST, ASSIGNMENT OF PRODUCTION,
                   SECURITY AGREEMENT, AND FINANCING STATEMENT


STATE OF COLORADO        )
                         )
COUNTY OF MONTEZUMA      )


     DEED OF TRUST, ASSIGNMENT OF PRODUCTION, SECURITY AGREEMENT AND FINANCING STATEMENT dated as of May 16, 2002 (the "Deed of Trust"), between THE BEARD COMPANY ("Borrower"), and the PUBLIC TRUSTEE OF MONTEZUMA COUNTY, COLORADO ("Trustee") for the benefit of MCELMO DOME NOMINEE, LLC, an Oklahoma limited liability company, Enterprise Plaza, Suite 320, 5600 N. May, Oklahoma City, Oklahoma 73112 (the "Beneficiary").

A POWER OF SALE HAS BEEN GRANTED IN THIS DEED OF TRUST. A POWER OF SALE MAY ALLOW THE TRUSTEE TO TAKE THE PROPERTIES IN TRUST AND SELL THEM WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE BORROWER UNDER THIS DEED OF TRUST.

THIS INSTRUMENT CONTAINS AFTER ACQUIRED PROPERTY PROVISIONS, SECURES THE PAYMENT OF FUTURE ADVANCES, AND COVERS PROCEEDS OF COLLATERAL.

                                 R E C I T A L S

     A. The William M. Beard and Lu Beard 1988 Charitable Unitrust (the "Unitrust") has loaned to Borrower $2,625,000 and in connection therewith Borrower has executed and delivered that certain Promissory Note dated as of February 28, 2002 and any and all renewals, extensions or modifications thereof or substitutions therefor, or any part thereof and all other documents executed in connection therewith (the "Unitrust Promissory Note").

     B. Certain parties (the "Note Holders") have purchased from the Borrower 10% Subordinated Notes due September 30, 2003, and in connection therewith Borrower has executed and delivered promissory notes to each of the Note Holders (the "2002 Offering Notes," and together with the Unitrust Promissory Note, the "Notes").

     C. The Unitrust and Nominee have entered into that certain Nominee Agreement dated May 16, 2002, as it may be amended from time to time (the "Nominee Agreement") whereby the Nominee has agreed to act as Unitrust's agent and nominee with respect to any and all beneficial rights of Unitrust existing or arising under this Deed of Trust, and have provided that upon, and only upon, the occurrence of certain events described in the Nominee Agreement the Note Holders shall become parties to the Nominee Agreement and, thereby, beneficiaries of this Deed of Trust.

     D. In order to secure all obligations and liabilities of Borrower, absolute or contingent, due or to become due, which are now or may at any time hereafter be owing by Borrower to the Unitrust or the Note Holders, and with respect to which Beneficiary is acting as the agent or nominee pursuant to the Nominee Agreement or which are now or hereafter existing, Borrower has agreed to enter into this Deed of Trust.

     E. The Borrower is the owner of undivided interests in and to the oil, gas and mineral leases described on Exhibit "A" attached hereto and made a part hereof for all purposes to this Deed of Trust.

                           G R A N T I N G  C L A U S E

     NOW, THEREFORE, the Borrower, in order to secure the indebtedness and obligations hereinafter described, does hereby GRANT, BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN, and SET OVER to Trustee in trust, and specifically grant to and confirm upon the Trustee in trust, the power to sell, the following described property:

     (a) Carbon Dioxide Producing Properties. All Borrower's right, title, and interest, now owned or hereafter acquired, in and to (i) the oil, gas and mineral leases set forth on Exhibit "A" (the "Leases"), and the rights derived therefrom, and any instrument executed in amendment, correction, modification, confirmation, renewal, or extension of any one or more of those leases; (ii) the carbon dioxide in and under the lands covered by the leases described on Exhibit "A;" (iii) lands spaced, pooled or unitized with the lands described at Exhibit "A;" (iv) any and all units (including, without limitation, the McElmo Dome
Unit) covering, in whole or in part, the lands covered by the leases described on Exhibit "A;" and (v) all oil and gas leases in which Borrower now has or hereafter acquires an interest due to the pooling or unitization of the oil and gas leases described on Exhibit "A" or the land covered by such leases or portions of such lands or leases. It is expressly understood and agreed that (1) neither the Trustee nor the Beneficiary shall be liable in respect of the performance of any covenant or obligation of the Borrower concerning such leases, and (2) any decimal fractional interests set out on Exhibit "A" pertaining to such oil and gas leases have been appended for informational purposes only, and shall not limit in any way whatsoever the interest of the Trustee in the leases which are subject to this Deed of Trust.

     (b) Wells and Equipment. All interest of Borrower which is attributable to the carbon dioxide producing properties assigned under and described in subparagraph (a) immediately above in and to all carbon dioxide wells, other wells, equipment, tanks, derricks, fixtures, houses, pumps, jacks, casing, tubing, rods, cable lines, machinery, pipe lines, flow lines, and, without being limited by the particularity of the foregoing, all other and additional personal property and fixtures of every kind and character now or at any time hereafter located on any of the lands described or referred to in Exhibit "A," or which may now or hereafter be used or obtained in connection therewith.

     (c) Contract Rights. All interest of Borrower which is attributable to the carbon dioxide producing properties conveyed under and described in (a) above in and to all valid and subsisting operating agreements, production sales contracts, unitization and pooling agreements and orders, farmout contracts, assignments, rights-of-way, easements, surface leases, licenses, permits, and other contracts pertaining to or affecting the lands, leases, or wells described or referred to in Exhibit "A."

     (d) Accounts, General Intangibles. All rights now owned or hereafter acquired by Borrower in all (i) accounts and general intangibles arising in connection with the sale or other disposition of the property described in (a) through (c) above, and (ii) any and all contract rights and general intangibles arising from or in connection with the property described in (a) through (c) above.

     (e) Products, Proceeds. All of Borrower's interest in and to the products and proceeds of the property described in (a) through (d) above, whether presently existing or hereafter created or arising.

     The interests and estates described in (a) through (e) above are all hereinafter sometimes collectively referred to as the "Properties."

     TO HAVE AND TO HOLD all of Borrower's right, title and interest in and to the Properties unto the Trustee and his successors or substitutes and to his or their successors and assigns, IN TRUST, however, upon the terms, provisions and conditions herein set forth.

                                   ARTICLE 1

                                  INDEBTEDNESS

     This Deed of Trust is given to secure and enforce the payment of the following indebtedness, to-wit:

     (a) All indebtedness arising pursuant to the provisions of this Deed of Trust, and any and all renewals or extensions of such indebtedness, or any part thereof;

     (b) All loans, principal, interest, fees, expenses, obligations, and liabilities of the Borrower arising pursuant to the Unitrust Promissory Note, together with any and all renewals, extensions or modifications thereof;

     (c) Upon the event of the Note Holders, or any of them, becoming parties to the Nominee Agreement pursuant to the provisions thereof, and thereafter, all loans, principal, interest, fees, expenses, obligations and liabilities of the Borrower arising pursuant to the 2002 Offering Notes, together with any and all renewals, extensions or modifications thereof;

     (d) The performance of all obligations of the Borrower under this Deed of Trust and the Notes, as well as all renewal, extensions, modifications and amendments of the foregoing; and

     (e) Any and all renewals and extensions of the indebtedness and obligations described in (a) through (d) above.

     The words "Indebtedness," as used herein, shall mean all the indebtedness, obligations, and liabilities described or referred to immediately above in sub-paragraphs (a) through (e), inclusive.

                                   ARTICLE 2

                         REPRESENTATIONS AND WARRANTIES

     Borrower represents, warrants, and covenants that the Notes and this Deed of Trust are the legal, valid, and binding obligations of the Borrower enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights; that Borrower is the lawful owner of undivided interests or rights in and to the Properties as set forth in Exhibit "A" and the properties assigned in Article 5 hereof and has good right and authority to grant, bargain, sell, transfer, assign, affect, pledge, and hypothecate the same; that all the Leases insofar as they cover the formation described at Exhibit "A" are valid and subsisting and are in full force, and the Properties are not subject to any burdens or charges except as reflected in Exhibit "A;" that the Properties and the properties assigned in Article 5 hereof are, to Borrower's actual knowledge, free and clear from all perfected liens, burdens, and encumbrances except the lien evidenced by this Deed of Trust and such liens as may be set forth on Exhibit "A;" that, to Borrower's actual knowledge, all producing wells in which Borrower has any right or interest located on the Properties or property unitized therewith have been drilled, operated, and produced in conformity with all applicable laws and rules, regulations, and orders of all regulatory authorities having jurisdiction and are subject to no penalties on account of past production; that, to Borrower's actual knowledge, none of such wells are deviated from the vertical more than the maximum permitted by applicable laws, rules, regulations, and orders; that such wells are in fact bottomed under and are producing from, and the well bores are wholly within, the lands covered by the Properties or properties unitized therewith. The acquisition and ownership by Borrower of the Properties and the properties assigned in Article 5, and the execution and delivery of this Deed of Trust and compliance with the provisions hereof, were and are within its corporate powers and did not and will not contravene any provision of any applicable laws, rules, regulations, or orders, or of its governing documents or constitute a default under, or result in the creation of any lien, charge, encumbrance, or security interest (other than the lien of the security interest created by this Deed of Trust) upon any of its property or assets pursuant to any indenture or other agreement or instrument to which it is a party or by which it or its property may be bound or affected. These warranties and representations shall at all times be construed to be for the benefit of the Beneficiary, and they shall remain in full force and effect, notwithstanding the assignment hereof, or the partial release of the lien hereof, or any foreclosure thereof.

                                   ARTICLE 3

                                    COVENANTS

     3.1 The Borrower, for Borrower and Borrower's successors covenants to use its commercially reasonable efforts (a) properly to operate, or cause to be operated properly, and to keep, or cause to be kept, in full force and effect, insofar as they cover the formation described at Exhibit "A" and to perform, or cause to be performed, all covenants, terms and conditions whether express or implied imposed upon the original lessee, or his assigns, whether continued in any such lease, or in any assignment thereof, and continuously to operate or cause to be operated in a good and workmanlike manner the well or wells now or hereafter located on the land covered by the interests or estates described in Exhibit "A;" (b) to comply with all applicable laws, and all rules, regulations and orders of all regulatory authorities having jurisdiction to regulate the operation of the Properties and production and sale of carbon dioxide and other minerals, produced thereupon; (c) to carry, in standard insurance companies satisfactory to the Beneficiary, in respect of all activities in which Borrower might incur personal liability for the death or injury of an employee or third person, or damage to or destruction of another's property, worker's compensation insurance, and public liability and property-damage insurance, in such amounts as may, in the Beneficiary's opinion, be adequate, and, in respect of all personal property and fixtures constituting a part of the Properties, to carry, in standard insurance companies satisfactory to the Beneficiary, insurance against loss or damage by fire, lightning, hail, tornado, explosion and such other risks as are usually insured against in similar businesses, in amounts satisfactory to the Beneficiary, and with loss payable to the Beneficiary as its interest may appear, and upon request of the Beneficiary promptly to deliver the policies to the Beneficiary; (d) to pay, or cause to be paid, before delinquent, all lawful taxes of every character in respect of all of the Properties, and all taxes in respect of the carbon dioxide and other minerals produced and to be produced from the Properties, or incident to and in connection with the operation or development thereof and the production of carbon dioxide and other minerals therefrom, as well as all Federal or State income taxes payable generally by Borrower, regardless of their relation to the Properties, and to pay, as and when due, all State and Federal Social Security taxes, payments and contributions for which Borrower may be liable; (e) at all times to maintain, preserve, and keep all said property, and all appurtenances thereto, and all buildings, improvements, machinery, equipment, pipe lines, fixtures, and other personal property of every kind and character, in respect of the Properties, in thorough repair, working order and condition, and from time to time make all necessary and proper repairs, renewals, replacements and substitutions; (f) in respect of all the Properties, promptly to pay all bills for labor and material, and never to permit to be created or to exist, in respect of any of the Properties, any other or additional lien, on a parity with or superior to the lien hereof; (g) at any time and from time to time, upon request by the Beneficiary, forthwith at Borrower's expense to execute and deliver to the Beneficiary, any and all additional instruments and further assurances as may be necessary or proper, in the Beneficiary's opinion, to effect the intent of these presents; (h) to keep accurate books and records in accordance with generally accepted accounting principles consistently applied in which full, true and correct entries shall be promptly made as to all operations on the Properties, all such books and records to be subject at all times during reasonable business hours to inspection by the Beneficiary, or its duly authorized agent or agents;
(i) from time to time, upon request of the Beneficiary, promptly to furnish to the Beneficiary such financial statements and reports relating to Borrower, and Borrower's business affairs, and the operation of the Properties as the Beneficiary may reasonably request (j) to maintain Borrower's right to do business in Colorado; (k) to pay all Indebtedness in accordance with the terms thereof and hereof, or when the maturity thereof may be accelerated in accordance with the terms thereof or hereof; and (l) to notify the Beneficiary immediately if it becomes aware of the occurrence of any Event of Default or of any fact, condition or event that only with the giving of notice or passage of time or both, could become an Event of Default, or the failure of the Borrower to observe any of its undertakings hereunder; and (m) not to transfer, sell, assign, hypothecate, pledge or encumber any of the Properties.

     3.2 With respect to any part of the Properties which is not a leasehold or working interest, Borrower agrees to take all such action and to exercise all rights and remedies as are available to Borrower to cause the owner or owners of the working interest in such properties to comply with the covenants and agreements contained herein. With respect to any part of the Properties which is a working interest but which is operated by a party other than Borrower, Borrower agrees to take all such action and to exercise all rights and remedies as are available to Borrower (including, but not limited to, all rights under any operating agreements) to cause the party who is the operator of such property to comply with the covenants and agreements contained herein. Borrower will immediately notify the Beneficiary of any failure of the operator of any of the Properties to perform any such obligation, and in cooperation with the Beneficiary, will take such steps as may be expedient to secure compliance therewith, or obtain appointment of a different operator.

     3.3 Any and all covenants in this Deed of Trust may from time to time, by instrument in writing signed by Beneficiary and delivered to Borrower, be waived to such extent and in such manner as the Beneficiary may desire, but no such waiver shall ever affect or impair the Beneficiary's rights or liens hereunder, except to the extent so specifically stated in such written instrument.

                                   ARTICLE 4

                              DEFAULTS AND REMEDIES

     4.1 Any of the following shall constitute Events of Default (each herein called an "Event of Default"):

     (a) Nonpayment. (i) The Borrower shall default in the due and punctual payment of any principal of the Indebtedness, or (ii) the Borrower shall default in the due and punctual payment of any interest of the Indebtedness or any fee or expense payable hereunder or under the Notes.

     (b) Covenant Default. The Borrower shall default in the due performance or observance by it of any term, covenant or agreement contained in this Deed of Trust, and such failure shall continue for thirty (30) days after the earlier of: (i) notice of such default from the Beneficiary; or (ii) the Beneficiary is notified of such default or should have been so notified pursuant to the provisions of Section 3.1(n) hereof.

     (c) Representations and Warranties. Any representation, warranty or statement made by the Borrower herein or otherwise in writing in connection herewith or in connection with the Notes and the agreements referred to herein or therein or in any financial statement, certificate or statement signed by any officer or employee of the Borrower and furnished pursuant to any provision hereof or of the Notes shall be breached, or shall be materially false, incorrect or incomplete when made.

     (d) Other Debt. The Borrower shall fail to make any payment of principal or interest on any other indebtedness of Borrower.

     (e) Default in Notes. Any event of default shall occur under the Notes and the default shall continue unremedied beyond any grace or cure period.

     (f) Judgments and Decrees. The Borrower shall suffer a final judgment for the payment of money and shall not discharge the same within a period of thirty
(30) days. Any order, judgment or decree shall be entered in any proceeding against the Borrower decreeing the split up of the Borrower and such order shall remain undischarged or unstayed for a period in excess of thirty (30) days.

     (g) Bankruptcy. (i) The Borrower pursuant to or within the meaning of any Bankruptcy Law (as herein defined) (a) commences a voluntary case, (b) consents to the entry of an order for relief against it in any involuntary case, (c) consents to the appointment of a Custodian (as herein defined) of it for all or substantially all of its property, or (d) makes a general assignment for the benefit of its creditors; or (ii) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that remains unstayed and in effect for thirty (30) days that (a) is for relief against the Borrower in an involuntary case, (b) appoints a Custodian of the Borrower for all or substantially all of its property, or (c) orders the liquidation of the Borrower. The term "Bankruptcy Law" means Title 11, U. S. Code or any similar federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

     (h) Validity of Notes. The Notes shall cease to be a legal, valid and binding agreement enforceable against any party executing the same in accordance with the respective terms thereof, or shall in any way be terminated, or become or be declared ineffective or inoperative, or shall in any way whatsoever cease to give or provide the respective rights, remedies, powers and privileges intended to be created thereby.

     4.2 Upon the occurrence of an Event of Default:

     (a) The Beneficiary may declare the entire balance of principal of the Indebtedness or any portion thereof, along with all accrued interest thereon, immediately due and payable, whereupon the same shall forthwith become due and payable, without notice or demand, presentment for payment, notice of non-payment, protest, notice of protest, notice of intent to accelerate, notice of acceleration, and all other notices, all of which the Borrower hereby expressly waives to the full extent permitted by applicable law; and

     (b) The Beneficiary shall have the right to declare a violation of any of the covenants herein contained and elect to advertise the Properties for sale and demand such sale, then, upon filing notice of such election and demand for sale with the Trustee, who shall upon receipt of such notice of election and demand for sale cause a copy of the same to be recorded in the office of the Clerk and Recorder of the county in which the Properties are situated, it shall and may be lawful for the Trustee to sell and dispose of the same (en masse or in separate parcels, as Beneficiary may designate), and all the right, title and interest of said Borrower, their successors or assigns therein, at public auction at the main front door of the Courthouse in the county in which the Properties are located or on the Properties or any part thereof, or such other place as may be authorized or permitted by law, as may be specified in the notice of said sale, for the highest and best price the same will bring in cash, four weeks' public notice having been previously given of the time and place of such sale, by advertisement weekly, in some newspaper of general circulation at that time published in said county, a copy of which notice shall be mailed within ten (10) days from the date of the first publication thereof to the Borrower at the address herein given and to such person or persons appearing to have acquired a subsequent record interest in the Properties at the address given in the recorded instrument evidencing such interest, and where only the county and state are given as the address, then such notice shall be mailed to the county seat, and to make and give to the purchaser or purchasers of the Properties at such sale, a certificate or certificates in writing describing such Properties purchased, and the sum or sums paid therefor, and the time when the purchaser or purchasers (or other person entitled thereto) shall be entitled to a deed or deeds therefor, unless the same shall be redeemed as is provided by law; and the Trustee shall, upon demand by the person or persons holding the said certificate or certificates of purchase, when said demand is made, or upon demand by the person entitled to a deed to and for the Properties purchased, at the time such demand is made the time for redemption having expired, make and execute to such person or persons a deed or deeds to the Properties purchased, which said deed or deeds shall be in the ordinary form of a conveyance, and shall be signed, acknowledged and delivered by the Trustee, as Borrower, and shall convey and quit claim to such person or persons entitled to such deed, as grantee, the Properties purchased as aforesaid and all the right, title, interest, benefit and equity of redemption of the Borrower its heirs, successors and assigns therein, and shall recite the sum or sums for which the Properties were sold and shall refer to the power of sale herein contained, and to the sale or sales made by virtue hereof; and in case of an assignment of such certificate or certificates of purchase, or in the case of the redemption of the Properties by a subsequent encumbrancer, such assignment or redemption shall also be referred to in such deed or deeds; but the notice of sale need not be set out in such deed or deeds and the Trustee shall, out of the proceeds or avails of such sale, after first paying and retaining all fees, charges and costs of making said sale, pay to Beneficiary the principal and interest due on the Notes according to the tenor and effect thereof, and all monies advanced by Unitrust or the Note Holders as applicable with interest thereon at the default rate set forth in the Notes, rendering the overplus, if any, unto Borrower, its legal representatives or assigns; which sale or sales and said deed or deeds so made shall be a perpetual bar, both in law and equity, against Borrower, its heirs, successors and assigns, and all other persons claiming the Properties, or any part thereof, by, from, through or under the Borrower. The holder or holders of the Notes may purchase the Properties or any part thereof; and it shall not be obligatory upon the purchaser or purchasers at any such sale to see to the application of the purchase money. Nothing herein pertaining to foreclosure proceedings or specifying particular actions to be taken by Beneficiary shall be deemed to contradict or add to the requirements and procedures (now or hereafter existing) of Colorado law and any such conflict or inconsistency shall be resolved in favor of Colorado law applicable at the time of foreclosure; and

     (c) The Beneficiary may, at its election, proceed by suit or suits, at law or in equity, to enforce the payment of the Indebtedness, and of the notes evidencing it. On or at any time after the filing of judicial proceedings to protect or enforce the rights of the Beneficiary, the Beneficiary, as a matter of right and without regard to the sufficiency of the security, and without any showing of insolvency, fraud, or mismanagement on the part of Borrower, shall be entitled to the appointment of a receiver or receivers of all or any portion of the Properties, and of the income, rents, issues, and profits thereof, and Borrower does hereby consent to the appointment of such receiver or receivers and agrees not to oppose any application therefor. It is agreed that the Beneficiary may be the purchaser of the Properties, or any part thereof, at any sale thereof, or upon any other foreclosure of the lien hereof or otherwise, and the Beneficiary so purchasing shall, upon any such purchase, acquire title to the Properties so purchased, free of the lien of these presents; and

     (d) The Beneficiary may institute suit to foreclose the lien of this Deed of Trust in any court having jurisdiction whether or not Beneficiary has begun to exercise its rights under Section 5.2(b) hereof. In any such suit the Beneficiary may, at its option, apply for and shall be entitled, as a matter of right, to the appointment of a receiver to take possession and control of, operate, maintain, and preserve the Properties or any part thereof, including the production and sale of all carbon dioxide and other minerals therefrom and to disburse the proceeds from the sale of such products for application upon the Indebtedness and other sums then due the Beneficiary hereunder until the same and all costs are fully paid. The Borrower hereby waives all notice of the filing and hearing of any such application for the appointment of a receiver and irrevocably consent to every appointment made pursuant thereof; and

     (e) The Beneficiary may exercise its rights under Article 6 hereof.

     4.3 Borrower further agrees that in the event of any foreclosure sale, the Properties or any part thereof may be sold with or without appraisement as the Beneficiary may elect, and such election may be exercised at any time prior to the entry of the decree of foreclosure; that should Beneficiary elect to have the property sold without appraisement, then Borrower hereby expressly waive appraisement; that the Beneficiary may further elect to have said property sold together, or in separate parcels; that the proceeds from such sale, after paying therefrom the costs advanced or incurred by the Beneficiary in the foreclosure suit, including the costs of sale and any costs and expenses incurred in the operation of said property by a receiver appointed upon the application of the Beneficiary, shall be applied, FIRST, to the payment of all costs and expenses incurred by the Beneficiary in its operation of said property, if the same be so operated, and any and all sums advanced by the Beneficiary for the purpose of enforcing its rights hereunder or protecting the security, with interest on such amounts at the highest legal rate, and SECOND, to the payment of all other Indebtedness and other sums then secured hereby, including interest and attorneys' fees, in such order of application as the Beneficiary may elect.

     4.4 In the event of any default upon the part of Borrower, the Beneficiary is authorized to cause to be made whatever abstracts of title and/or title opinions are deemed necessary by Beneficiary's attorneys. The cost of said abstracts shall be added to the Indebtedness.

     4.5 To the full extent Borrower may do so, Borrower agrees that Borrower will not at any time insist upon, plead, claim, or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension, or redemption, and Borrower, for Borrower, Borrower's successors and assigns, and for any and all persons or entities ever claiming any interest in the Properties, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the Indebtedness and all rights to a marshaling of the assets of Borrower, including the Properties, or to a sale in inverse order of alienation in the event of foreclosure of the liens hereby created. Borrower shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, the exemption of homestead, or other matters whatever to defeat, reduce, or affect the right of Beneficiary under the terms of this Deed of Trust to a sale of the Properties for the collection of the Indebtedness without any prior or different resort for collection, or the right of Beneficiary under the terms of this Deed of Trust to the payment of such indebtedness out of the proceeds of sale or the Properties in preference to every other claimant whatever. If any law referred to in this paragraph and now in force, of which Borrower or Borrower's successors and assigns might take advantage despite this paragraph, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this paragraph.

     4.6 The Beneficiary shall have the right to become the purchaser at any sale of the Properties, and the Beneficiary shall have the right to credit against the amount of the bid made therefor, the amount of Indebtedness then due and owing. The Beneficiary upon any such purchase shall acquire good title to the Properties so purchased, free from the lien of this Deed of Trust, and free of all rights of redemption in the Borrower. Recitals contained in any conveyance made to any purchaser at any sale made hereunder shall presumptively establish the truth and accuracy of the matters therein stated, including, without limiting the generality of the foregoing, non-payment of the unpaid principal sum of, and the interest accrued on, the Note after the same has become due and payable, and the conduct of the sale in the manner provided for herein; and the Borrower does hereby ratify and confirm any and all acts that the Beneficiary or its successors may lawfully do in the premises by virtue of the terms and conditions hereof to the full extent permitted by applicable law.

     4.7 Any sale or sales of the Properties shall operate to divest all right, title, interest, claim, and demand whatsoever either at law or in equity, of the Borrower of, in, and to the premises and the property sold, and shall be a perpetual bar, both at law and in equity, against the Borrower, and the Borrower's successors and against any and all persons claiming or who shall thereafter claim all or any part of the properties sold from, through, or under the Borrower, or the Borrower's successors and assigns. Nevertheless, the Borrower, if requested by the Beneficiary to do so, shall join in the execution and delivery of all proper conveyances, assignments, and transfers of the properties sold.

     4.8 Upon the occurrence of an Event of Default, and in addition to all other rights herein conferred upon the Beneficiary, the Beneficiary (or any person, firm, or corporation designated by the Beneficiary) shall have the right and power to the full extent permitted by applicable law, but shall not be obligated, to enter upon and take possession of any of the Properties, and to exclude the Borrower and the Borrower's agents, or servants, wholly therefrom, and to hold, use, administer, manage, and operate the same to the extent that the Borrower shall be at the time entitled and in its place and stead. The Beneficiary, or any person, firm, or corporation designated by the Beneficiary, may operate the same without any liability to the Borrower in connection with such operations, except to use ordinary care in the operation of said properties, and the Beneficiary or any person, firm, or corporation designated by it, shall have the right to collect, receive, and receipt for all carbon dioxide produced and sold from said properties, to make repairs, purchase machinery and equipment, conduct work-over operations, drill additional wells, and to execute every power, right, and privilege of the Borrower with respect to the Properties. All costs, expenses, and liabilities of every character incurred by the Beneficiary in managing, operating, maintaining, protecting, or preserving such properties, respectively, shall constitute a demand obligation owing by the Borrower to the Beneficiary and shall bear interest from the date of expenditure until paid at the same rate as is provided for in the Notes for interest on past due principal, all of which shall constitute a portion of the Indebtedness, and shall be secured by this Deed of Trust and by any other instrument securing the Indebtedness.

     4.9 If any statute now applicable to the Properties shall hereafter be amended to provide a different procedure for the sale of real property under a Deed of Trust, the Trustee may, in its sole discretion, if same be permitted by applicable law, follow the procedure set forth herein or that prescribed in such statute, as amended.

     4.10 The rights and remedies hereinabove expressly conferred are cumulative of all other rights and remedies herein, or by law or in equity provided, and shall not be deemed to deprive Beneficiary of any other legal or equitable rights or remedies, by judicial proceedings or otherwise, appropriate to enforce the conditions, covenants, and terms of this Deed of Trust and of the Indebtedness and the employment of any remedy hereunder, or otherwise, shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

                                   ARTICLE 5

                            ASSIGNMENT OF PRODUCTION

     5.1 In order further to secure the payment of the Indebtedness, Borrower does hereby GRANT, BARGAIN, SELL, TRANSFER, ASSIGN, SET OVER and CONVEY unto and in favor of the Trustee, in trust, all of the interest of the Borrower in the carbon dioxide which may be produced from the Properties, or allocated thereto pursuant to pooling or unitization of the leases described in Exhibit "A" or otherwise, together with all proceeds derived from the sale of such carbon dioxide on and after the date of the execution and delivery of this Deed of Trust.

     5.2 The foregoing assignment is made upon the following terms and provisions:

     (a) The Beneficiary shall have the right, exercisable only at any time after the occurrence of an Event of Default, to give written or telegraphic notice to all of the parties producing, purchasing, taking, possessing, or receiving any carbon dioxide produced or to be produced from or allocated to the Properties, or having in their possession any such carbon dioxide belonging to Borrower or such proceeds for which they or others are accountable to the Beneficiary by virtue of the provisions hereof, to hold and dispose of such carbon dioxide for the account of the Beneficiary and to make payment of such proceeds direct to the Beneficiary at its principal office, and the Beneficiary shall thereafter receive, collect, and retain, as part of the Properties, all such carbon dioxide, all for the benefit and further security of the Indebtedness.

     (b) All parties producing, purchasing, taking, possessing, processing, or receiving any such carbon dioxide, or having in their possession any such carbon dioxide or such proceeds for which they or others are accountable to the Beneficiary by virtue of the provisions hereof, are authorized and directed by the Borrower, upon receipt of notice by the Beneficiary given pursuant to the above paragraph 6.2(a) to treat and regard the Beneficiary as the assignee and transferee of the Borrower and entitled in its place and stead to receive such carbon dioxide and proceeds; and such parties and each of them shall be fully protected in so treating and regarding the Beneficiary and shall be under no obligation to see to the application by the Beneficiary of any such proceeds received by it. Without in any way limiting the effectiveness of the authorization and direction in the next preceding sentence, if the Borrower shall receive any such proceeds under which this Section 6.2(b) are receivable by the Beneficiary, Borrower will hold the same in trust and will remit such proceeds, or cause such proceeds to be remitted, immediately, to the Beneficiary.

     (c) Without limiting the foregoing provisions of this Assignment of Production, the Borrower stipulates that this Assignment of Production is intended to grant to the Beneficiary a security interest in Borrower's interest in the carbon dioxide to be extracted from or attributable to the Properties, and in and to the proceeds resulting from the sale thereof at the wellhead.

     5.3 The Borrower covenants and agrees and undertakes hereby, after the Beneficiary shall have so requested in accordance with this Deed of Trust, to cause all pipeline companies or other purchasers of the carbon dioxide produced from the Properties to pay promptly to the Beneficiary at its principal office, the Borrower's interest in the proceeds derived from the sale thereof, in accordance with the terms of this assignment, and forthwith to execute, acknowledge, and deliver to said pipeline companies and other purchasers such further and proper division orders, transfer orders, certificates, and other documents as may be necessary or proper to effect the intent of these presents; and the Beneficiary shall not be required at any time, as a condition to its right to obtain the proceeds of such carbon dioxide, to warrant its title thereto, or to make any guaranty whatsoever. In addition, and without limitation, the Borrower covenants and agrees, and undertakes hereby, to provide to the Beneficiary the name and address of every pipeline company or other purchaser of the carbon dioxide and other minerals produced from the Properties when determined, together with a copy of the applicable sales contracts. All expenses incurred by the Beneficiary in the collection of said proceeds shall be repaid promptly by the Borrower; and prior to such repayment, such expenses shall be a part of the indebtedness secured hereby.

     5.4 Without limitation upon any of the foregoing, the Borrower hereby designates and appoints the Beneficiary as the Borrower's true and lawful agent and attorney-in-fact (with full power of substitution, either generally or for such periods or purposes as the Beneficiary may from time to time prescribe), with full power and authority, for and on behalf of and in the name of the Borrower, to execute, acknowledge, and deliver all such division orders, transfer orders, certificates, and other documents of every nature, with such provisions as may from time to time, in the opinion of the Beneficiary, be necessary or proper to effect the intent and purposes of the assignment contained in this Section 5 and the Borrower shall be bound thereby as fully and effectively as if the Borrower had personally executed, acknowledged, and delivered any of the foregoing certificates or documents. The powers and authorities herein conferred on the Beneficiary may be exercised by the Beneficiary through any person who, at the time of exercise, is the president or a vice president of the Beneficiary, or who holds a similar position with Beneficiary or with Beneficiary's authorized representative. The power of attorney conferred by this paragraph is granted for valuable consideration and coupled with an interest and is irrevocable so long as the Indebtedness, or any portion thereof, shall remain unpaid. All persons dealing with the Beneficiary, or any substitute, shall be fully protected in treating the powers and authorities conferred herein as continuing in full force and effect until advised by the Beneficiary that the Indebtedness is fully and finally paid.

     5.5 The Beneficiary shall never be under any obligation to enforce the collection of the funds assigned to it hereunder, nor shall it ever be liable for failure to exercise diligence in the collection of such funds, but it shall only be accountable for the sums that it shall actually receive.

     5.6 Should any pipeline company or other purchaser now or hereafter purchasing said production fail to make payment promptly to Beneficiary of the proceeds derived from the sale thereof, Beneficiary shall have the right to change the connection of any such pipeline company, or other purchaser, to purchase and take such production, without liability on Beneficiary in making such selection, so long as ordinary care is used in respect thereof; and should Borrower, its heirs, personal representatives, and assigns fail to consent to such connection, Beneficiary may accelerate the maturity of the Indebtedness.

     5.7 The proceeds accruing to the Properties, received by Beneficiary, shall be applied by it when so received toward payment of the Indebtedness, as the Beneficiary in its sole discretion deems appropriate.

     5.8 Notwithstanding such provision for application of proceeds, it is agreed that Beneficiary shall have the right, at its election, from time to time, to apply any portion or all of said proceeds to the payment of any of the taxes levied and assessed against the Properties, insurance premiums, liens, bills for labor and material furnished for use upon the Properties, costs, and expenses, including attorneys' fees incurred by Beneficiary in the defense of any action affecting the title to the Properties, or the production therefrom, or any judgment rendered against Beneficiary upon any claim arising out of the receipt, or application in accordance herewith, of any such proceeds in the event Borrower should fail to make such payments, or any of them, promptly after demand made by Beneficiary upon Borrower so to do. Beneficiary shall have the right, at its election, to release or deliver to Borrower all or any portion of such proceeds, received by it, to the end that Borrower may receive funds with which to pay for the operating, equipping, and developing of the Properties, or any well or wells thereon. No funds so released or paid to Borrower shall, in any event, be considered to have been applied upon the Indebtedness.

     5.9 The rights of the Beneficiary with respect to this assignment of production are cumulative of, and shall not limit, any other titles, rights, or remedies of the Beneficiary created by this instrument, or by law, and no action taken by the Beneficiary to enforce this assignment of production shall affect or be affected by any other action the Beneficiary may take under this instrument or pursuant to any law or judgment.

                                   ARTICLE 6

                   SECURITY AGREEMENT AND FINANCING STATEMENT

     6.1 This Deed of Trust shall constitute a security agreement and shall also constitute and may be filed as a financing statement under applicable codifications of the Uniform Commercial Code (Colorado). In addition to all other rights and remedies available to the Beneficiary upon any default of the Borrower, the Beneficiary shall, upon any default, be entitled to exercise any one or more remedies granted to a secured party on default under the Uniform Commercial Code (Colorado). This security agreement (and financing statement, if applicable) covers and extends to all proceeds of collateral.

     6.2 Borrower hereby grant to Beneficiary a security interest in all personal property and fixtures constituting a part of the Properties (whether same are now located thereon or subsequently acquired and used or obtained in connection therewith).

     6.3 The fact that the proceeds from the sale of production attributable to the Properties are included as part of the collateral under this security agreement is not intended to limit, supersede, or negate, in any manner, the Assignment of Production set forth above.

     6.4 Borrower represent and warrant that no financing statement covering the Properties, or any part thereof, has been filed with any filing officer, and no other security interest has attached or been perfected in the said Properties, or any part thereof.

     6.5 Certain of the Properties are or are to become, fixtures on the lands and/or leases described in Exhibit "A."

     6.6 The minerals and the like (including carbon dioxide) or accounts produced from the Properties will be financed at the wellhead of the wells located on the lands and/or leases described in Exhibit "A." This Deed of Trust shall be effective as a financing statement covering minerals or the like (including oil and gas) and accounts from the Properties subject to Subsection
(5) of Section 9.103.1 of the Uniform Commercial Code.

     6.7 This instrument may be presented to a filing officer under the Uniform Commercial Code (Colorado) to be filed of record as a non-standard financing statement covering all personal property of any kind or character defined in and subject to the Uniform Commercial Code (Colorado), including carbon dioxide and other minerals and fixtures. This instrument is to be filed of record as a financing statement in the real estate records. The Beneficiary shall have the right at any time to file a manually executed counterpart or a carbon, photographic or other reproduction of this Deed of Trust as a financing statement in either the central or the local UCC records of any jurisdiction wherein the Properties are located, but the failure of the Beneficiary to do so shall not impair (i) the effectiveness of this Deed of Trust as both a financing statement covering carbon dioxide and accounts and as a fixture filing as permitted by Section 9.402 of the Uniform Commercial Code, or (ii) the validity and enforceability of this Deed of Trust in any respect. For purposes of filing this Deed of Trust as a financing statement, the addresses for Borrower and Beneficiary (Secured Party) are as follows:

         Debtor
            (Borrower):             The Beard Company
                                    Enterprise Plaza, Suite 320
                                    5600 N. May Avenue
                                    Oklahoma City, OK  73112

         Secured Party
            (Beneficiary):          McElmo Dome Nominee, LLC
                                    Enterprise Plaza, Suite 320
                                    5600 N. May Avenue
                                    Oklahoma City, OK  73112

                                   ARTICLE 7

                            MISCELLANEOUS PROVISIONS

     7.1 In the event that any one or more of the provisions contained in this instrument shall be invalid, illegal, or unenforceable in any respect under any law, the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     7.2 This instrument shall be governed by and construed in accordance with the laws of the State of Colorado.

     7.3 This Deed of Trust is executed in multiple original counterparts, all of which are identical and constitute but one and the same instrument.

     7.4 All terms, conditions, covenants, warranties and agreements contained herein shall be binding upon and inure to the benefit of the successors and assigns of Borrower, and shall be deemed and construed to be covenants running with the estate or interest in the land, and all said provisions shall likewise inure to the benefit of and be binding upon Beneficiary, its successors and assigns.

     7.5 No failure of the Beneficiary to declare any default or to exercise any right or remedy herein provided in any one or more instances or for any period of time, and no acquiescence in or acceptance by the Beneficiary of any later defective notice or performance hereunder, shall be deemed a waiver or agreement to modify any provision hereof. The Beneficiary shall at all times have the right, notwithstanding any such prior acquiescence or forbearance, without any prior notice or demand, to require strict performance of each and every term and provision hereof. At any time when any Event of Default is continuing hereafter, the Beneficiary may, without any prior notice to the Borrower except such notice as may be herein otherwise required, exercise any right or remedy of the Beneficiary arising by reason of such default, notwithstanding the length of time such Event of Default has been continuing, or the occurrence in the past of similar events, or other Events of Default for which no remedy has been invoked.

     7.6 The liens provided for herein shall not affect or be affected by any other security or guaranty now or hereafter existing with respect to the Indebtedness, nor shall they be affected by the release of any such other security or guaranty.

     7.7 Each and every covenant herein contained shall be performed and kept by the Borrower solely at the Borrower's expense. If the Borrower shall fail to perform or keep any of the covenants of whatsoever kind or nature contained in this instrument, the Beneficiary or any receiver appointed hereunder may, but shall not be obligated to, make advances to perform the same on the Borrower's behalf, and the Borrower hereby agree to repay such sum upon demand plus interest at the rate of interest set forth in the Notes or, in the event any other Notes evidencing such indebtedness exists, at the interest rate set forth therein. No such advance shall be deemed to relieve the Borrower from any default hereunder.

     7.8 Renewals, extensions, modifications, and amendments of the Indebtedness may be given at any time, and amendments may be made to agreements relating to any part of such Indebtedness or the Properties, and the Beneficiary may take or may now hold other security for the Indebtedness without notice to or consent of the Borrower.

     7.9 This instrument shall be deemed to be and may be enforced from time to time as an assignment, real estate deed of trust, security agreement, or financing statement, and from time to time as any one or more thereof.

     7.10 In the event of a conflict between the terms and provisions of this instrument and the terms and provisions of the Notes, the terms of the Notes shall control.

     IN WITNESS WHEREOF, the Borrower and the Beneficiary have executed this Deed of Trust as of the day and year first above written.

                                           BORROWER:

                                           THE BEARD COMPANY,
                                           an Oklahoma corporation

ATTEST:


By:  REBECCA G. WITCHER                    By:  HERB MEE, JR.
     Rebecca G. Witcher, Secretary              Herb Mee, Jr., President


                                           BENEFICIARY:


                                           MCELMO DOME NOMINEE, LLC,
                                           an Oklahoma limited liability company

                                           By: WILLIAM BEARD
                                               William Beard, Member

                                           By: JAMES W. WALLIS
                                               James W. Wallis, Member

STATE OF OKLAHOMA       )
                        )
COUNTY OF OKLAHOMA      )


     BEFORE ME, a notary public in and for said county and state on this 16th day of May, 2002, personally appeared Herb Mee, Jr., known to me to be the identical person who subscribed his name to the foregoing instrument as President of The Beard Company, and acknowledged to me that he executed the same as his free and voluntary act and deed, and as the free and voluntary act and deed of such corporation, for the uses and purposes therein set forth.

     IN WITNESS WHEREOF, I have hereunto set my official signature and affixed my notary seal the day and year first above written.


My Commission Expires:                      LINDA ABRAM
                                            Notary Public, State of Oklahoma
October 30, 2002                            Commission No.:  98017941
(Seal)


STATE OF OKLAHOMA       )
                        )
COUNTY OF OKLAHOMA      )


     BEFORE ME, a notary public in and for said county and state on this 16th day of May, 2002, personally appeared William Beard, known to me to be the identical person who subscribed his name to the foregoing instrument as a Member of McElmo Dome Nominee LLC, an Oklahoma limited liability company, and acknowledged to me that he executed the same as his free and voluntary act and deed, and as the free and voluntary act and deed of such corporation for the uses and purposes therein set forth.

     IN WITNESS WHEREOF, I have hereunto set my official signature and affixed my notary seal the day and year first above written.


My Commission Expires:                      LINDA ABRAM
                                            Notary Public, State of Oklahoma
October 30, 2002                            Commission No. 98017941
(Seal)


STATE OF OKLAHOMA       )
                        )
COUNTY OF OKLAHOMA      )

     BEFORE ME, a notary public in and for said county and state on this 16th day of May, 2002, personally appeared James W. Wallis, known to me to be the identical person who subscribed his name to the foregoing instrument as a Member of McElmo Dome Nominee LLC, an Oklahoma limited liability company, and acknowledged to me that he executed the same as his free and voluntary act and deed, and as the free and voluntary act and deed of such corporation for the uses and purposes therein set forth.

     IN WITNESS WHEREOF, I have hereunto set my official signature and affixed my notary seal the day and year first above written.


My Commission Expires:                      LINDA ABRAM
                                            Notary Public, State of Oklahoma
October 30, 2002                            Commission No.98017941
(Seal)

                                    EXHIBIT A

                                The Beard Company

County:       Montezuma

1.            Lease:    019347-COO Date: 11/01/73
              Lessor:   BLM ---- C-19347
              Lessee:   SHELL OIL COMPANY
              Recorded: Volume:     ,  Page:

                  Legal Description
                  T36N, R18W
                  SEC. 08: ALL
                  SEC. 09: W/2
                  SEC. 20: NW/4, SE/4
                  SEC. 29: NW/4, W/2SE/4, NE/4SE/4
                  SEC. 08: ALL (LESS MISSISSIPPI FORMATION)
                  SEC. 09: W/2 (LESS MISSISSIPPI FORMATION)
                  SEC. 20: NW/4, SE/4 (LESS MISSISSIPPI FORMATION)
                  SEC. 29: NW/4, W/2SE/4, NE/4SE/4 (LESS MISSISSIPPI FORMATION)

                  INSOFAR AND ONLY INSOFAR AS LEASE COVERS CARBON DIOXIDE CONTAINED IN THE MISSISSIPPI-LEADVILLE FORMATION AS DESCRIBED IN MCELMO DOME UNIT.


2.            Lease:    021445-COC Date: 08/01/74
              Lessor:   BLM ---- COC-21445
              Lessee:   BEARD OIL COMPANY
              Recorded: Volume:     ,  Page:

                  Legal Description
                  T37N, R20W
                  SEC. 34: L 1-4, E/2E/2
                  SEC. 34: L 1-4, E/2E/2 (MISSISSIPPI FORMATION ONLY)

                  INSOFAR AND ONLY INSOFAR AS LEASE COVERS CARBON DIOXIDE CONTAINED IN THE MISSISSIPPI-LEADVILLE FORMATION AS DESCRIBED IN MCELMO DOME UNIT.


3.            Lease:    022446-COO Date: 02/01/76
              Lessor:   BLM ---- C-22446
              Lessee:   BEARD OIL COMPANY
              Recorded: Volume:     ,  Page:

                  Legal Description
                  T36N, R18W
                  SEC. 15: E/2SW/4
                  SEC. 15: E/2SW/4 (MISSISSIPPI FORMATION ONLY)

                  INSOFAR AND ONLY INSOFAR AS LEASE COVERS CARBON DIOXIDE CONTAINED IN THE MISSISSIPPI-LEADVILLE FORMATION AS DESCRIBED IN MCELMO DOME UNIT.


County:       Dolores

              Prospect:  0500 McELMO DOME PROSPECT

1.            Lease:     018415-COC Date: 09/01/73
              Lessor:    BLM ---- C-18415
              Lessee:    BEARD OIL COMPANY
              Recorded:  Volume:     ,  Page:
                         Volume:     ,  Page:

                  Legal Description
                  T39N, R18W
                  SEC. 18: L 5-9, 16-18, SE/4
                  SEC. 29: N/2NE/4 (EXCEPT MISSISSIPPI FORMATION)
                  SEC. 18: L-5-9, 16-18, SE/4 (MISSISSIPPI FORMATION ONLY) SEC. 29: N/2NE/4 (MISSISSIPPI FORMATION ONLY)

                  INSOFAR AND ONLY INSOFAR AS LEASE COVERS CARBON DIOXIDE CONTAINED IN THE MISSISSIPPI-LEADVILLE FORMATION AS DESCRIBED IN MCELMO DOME UNIT.